         ------------------------------------------------------------------

                           REVOLVING CREDIT, TERM LOAN

                                       AND

                               SECURITY AGREEMENT

         ------------------------------------------------------------------


                         PNC BANK, NATIONAL ASSOCIATION
                            (AS LENDER AND AS AGENT)

         ------------------------------------------------------------------

                                      WITH

         ------------------------------------------------------------------

                                 AAF-MCQUAY INC.
                                   (BORROWER)

         ------------------------------------------------------------------


                               SEPTEMBER 30, 1999

         ------------------------------------------------------------------

                      FIRST AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT

         This FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this ____ day of October, 1999, by and among AAF-MCQUAY INC., a Delaware corporation "Borrower"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders"; and PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors in such capacity, the "Agent").

                                    RECITALS:

         Agent, Lenders and Borrower are parties to a certain Revolving Credit, Term Loan and Security Agreement dated September 30, 1999 (the "Credit Agreement") pursuant to which Lenders have made certain revolving credit and term loans to Borrower.

         The parties desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  a. By adding the following definition to Section 1.2 in appropriate alphabetical order:

                           "Maximum Collateral Amount" shall mean, on any date
                  of determination thereof, the sum of (x) the outstanding principal balance of the Term Loan PLUS (y) the Consolidated Total Assets Formula Amount MINUS (z) the amount of Indebtedness, if any, secured by a Limited Lien in favor of any Person other than Agent (but Borrower acknowledges that the existence of any such Limited Lien, other than in favor of Agent, constitutes an Event of Default).

                  b. By deleting Section 4.1(a) and (b) in their entirety and inserting the following in lieu thereof:

                           (a) To secure the prompt payment and performance to
                  Agent and each Lender of all of the Obligations (excluding, however, (i) any Obligations consisting from time to time of Revolving B Advances and any interest or fees payable in connection with Revolving B Advances, and (ii) the portion of the Obligations that exceed on any date the Maximum Collateral Amount), Borrower hereby assigns, pledges and grants to Agent, for its benefit and the ratable benefit of Lenders, a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest.

                           (b) To secure the prompt payment and performance to
                  Agent and each Lender of the Obligations consisting of (i) Revolving B Advances, (ii) any interest or fees payable in connection with Revolving B Advances and (iii) any portion of the Obligations in excess of the Maximum Collateral Amount on any date, Borrower hereby assigns, pledges and grants to Agent, for its benefit and the ratable benefit of Lenders, a continuing security interest in and to all of Borrower's "accounts" and "inventory," as such terms are defined in the UCC, and the proceeds thereof, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest.

                  c. By deleting Section 6.5 in its entirety and inserting the following in lieu thereof:

                           6.5 FIXED CHARGE COVERAGE RATIO. Maintain, as of the
                  end of each period described below, a Fixed Charge Coverage Ratio of not less than the ratio set forth below for period corresponding thereto:


                                    Period:                           Ratio:
                                    -------                           ------
                           For the two (2) Fiscal Quarters            1.00:1.00
                           ending January 1, 2000

                           For the three (3) Fiscal Quarters          1.00:1.00
                           ending April 1, 2000

                           On a four (4) Fiscal Quarter               1.00:1.00
                           rolling basis, tested at the
                           end of each Fiscal Quarter
                           after April 1, 2000


         3. ADDITIONAL COVENANTS. To induce Agent and Lenders to enter into this Amendment, Borrower covenants and agrees as follows: (a) Borrower will execute and deliver to Agent any amendments or other modifications to any of the Lien Perfection Documents as Agent may from time to time request in order to reflect the amendments to the Credit Agreement set forth in this Amendment, including, without limitation, amendments to the Trademark Security Agreement, the Patent Security Agreement, the Pledge Agreement, the Collateral Assignment of Contract Rights, and of the Mortgages, in each case in form and substance satisfactory to Agent and (b) Borrower shall deliver endorsements or commitments for endorsements to the existing mortgagee title insurance policies insuring the Liens of the Mortgages, which shall be in form and substance satisfactory to Agent and which shall give effect to the mortgage amendments described in the foregoing clause (a).

         4. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

         5. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; the unpaid principal amount of the Revolving A Advances on and as of the close of business on October 15, 1999, totaled $51,786,353.79; the unpaid principal amount of the Revolving B Advances on and as of the close of business on October 15, 1999, totaled $0.00; and the unpaid principal amount of the Term Loan on and as of the close of business on October 15, 1999, totaled $30,000,000.00.

         6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Credit Agreement are true and correct on and as of the date hereof.

         7. BREACH OF AMENDMENT. This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

         8. CONDITION PRECEDENT. The effectiveness of the amendments contained in Section 2 hereof are subject to Agent receiving favorable legal opinions of Borrower's counsel (qualified to practice in the States of Kentucky, Maryland and Virginia) in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Agreement and the other Loan Documents as Agent may require.

         9. EXPENSES OF AGENT AND LENDERS. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         10. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

         11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         12. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

         13. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         14. FURTHER ASSURANCES. Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         15. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         16. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT AND EACH LENDER, AND ALL THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST AGENT AND EACH LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST AGENT OR ANY LENDER.

         17. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                          AAF-MCQUAY INC.
                                                 ("Borrower")


______________________________                   By:____________________________
   Name:______________________                    Name:_________________________
   Title:_____________________                    Title:________________________

             [CORPORATE SEAL]

                                                 PNC BANK, NATIONAL ASSOCIATION,
                                                 as a Lender and as Agent

                                                 By:____________________________
                                                  Name:_________________________
                                                  Title:________________________